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                                                                 EXHIBIT 10.4(i)

                                                                  EXECUTION COPY


   LIMITED WAIVER TO LETTER OF CREDIT AGREEMENT, SECOND AMENDED AND RESTATED COMMODITIES REPURCHASE AGREEMENT AND SECOND AMENDED AND RESTATED RECEIVABLES
                               PURCHASE AGREEMENT

         This LIMITED WAIVER TO LETTER OF CREDIT AGREEMENT, SECOND AMENDED AND RESTATED COMMODITIES REPURCHASE AGREEMENT AND SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (the "Waiver") is dated as of March 9, 2004, by and among (1) Link Energy Limited Partnership (formerly EOTT Energy Operating Limited Partnership) ("Link OLP"), Link Energy Canada Limited Partnership (formerly EOTT Energy Canada Limited Partnership) ("Link Canada"), EOTT Energy Liquids, L.P. ("EOTT Liquids") and Link Energy Pipeline Limited Partnership (formerly EOTT Energy Pipeline Limited Partnership) ("Link Pipeline", and together with Link OLP, Link Canada and EOTT Liquids, the "Borrowers"), Link Energy LLC (formerly EOTT Energy LLC) ("Link LLC"), Link Energy General Partner LLC (formerly EOTT Energy General Partner, L.L.C.) ("Link GP", and together with Link LLC, the "Guarantors"), (2) Standard Chartered Bank ("Standard Chartered"), and (3) Standard Chartered Trade Services Corporation ("SCTSC"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Letter of Credit Agreement (as defined below).

                  WHEREAS, the Borrowers, each Guarantor and Standard Chartered as administrative agent for the LC Participants (in such capacity, the "LC Agent") and as LC Participant, LC Issuer and Collateral Agent, entered into that Letter of Credit Agreement, dated as of February 11, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Letter of Credit Agreement");

                  WHEREAS, Link OLP, SCTSC and Standard Chartered have entered into that Second Amended and Restated Commodities Repurchase Agreement, dated as of February 11, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Crude Oil Purchase Agreement");

                  WHEREAS, Link OLP, SCTSC and Standard Chartered have entered into that Second Amended and Restated Receivables Purchase Agreement, dated as of February 11, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Receivables Purchase Agreement"); and

                  WHEREAS, the Borrowers and Guarantors have requested, and Standard Chartered and SCTSC are willing to grant, a waiver with respect to the Letter of Credit Agreement, Crude Oil Purchase Agreement and Receivables Purchase Agreement as set forth herein subject to the terms and conditions contained herein.

                  NOW THEREFORE, in consideration of the premises contained in this Waiver, and fully intending to be legally bound by this Waiver, the Borrowers, the Guarantors, Standard Chartered and SCTSC hereby agree as follows:

         SECTION 1. LIMITED WAIVER. (a) Effective as of the Effective Date, Standard Chartered hereby waives any Event of Default pursuant to (i) Section 8(d) of the Letter of Credit

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Agreement resulting from (A) the Borrowers having permitted Consolidated EBIDA for the Reference Period ended on December 31, 2003 to be less than $12,684,000 in breach of Section 7(p) of the Letter of Credit Agreement and (B) the Borrowers having permitted the ratio of Consolidated EBIDA to Consolidated Total Interest Expense for the Reference Period ended on December 31, 2003 to be less than 1.11:1.00 in breach of Section 7(r) of the Letter of Credit Agreement, (ii)
Section 8(b) and (d) of the Letter of Credit Agreement resulting from the Borrowers permitting the aggregate LC obligations to exceed the Borrowing Base and the failure of the Borrowers to pay to the Collateral Agent an amount at least equal to such excess within the permitted time period in breach of Section 2(h) of the Letter of Credit Agreement, (iii) Section 8(g) of the Letter of Credit Agreement resulting from an Event of Default under and as defined in that certain Secured Promissory Note, dated December 31, 2002 ("Enron Note"), in the initial principal amount of $6,211,673.13, payable by Link OLP in favor of Enron resulting from the failure of Link OLP to cause the letter of credit that was issued to secure the Enron Note to be renewed or replaced by July 18, 2003, which is at least 10 business days prior to its expiry, as required by the terms of the Enron Note, which failure has been remedied at the date hereof, (iv)
Section 8(c) and (n) of the Letter of Credit Agreement resulting from the occurrence of any "default" or "event of default" under any Credit Document resulting from an Event of Default under the Letter of Credit Agreement waived hereby or an "event of default" under the Lehman Credit Agreement waived pursuant to the Term Loan Waiver, and (v) Section 8(h) of the Letter of Credit Agreement resulting from the occurrence of a "Default" or "Event of Default" under and as defined in the Lehman Credit Agreement waived pursuant to Section 1 of the Term Loan Waiver.

         (b) Effective as of the Effective Date, SCTSC hereby waives (i) the "Event of Default" (as defined in the Crude Oil Purchase Agreement) pursuant to
Section 11(d) of the Crude Oil Purchase Agreement resulting from the occurrences of the Events of Default under and as defined in the Letter of Credit Agreement waived by Standard Chartered pursuant to Section 1(a) hereof, and (ii) the "Event of Seller Default" (as defined in the Receivables Purchase Agreement) pursuant to Section 5(C) of the Receivables Purchase Agreement resulting from the occurrence of the Events of Default under and as defined in the Letter of Credit Agreement waived by Standard Chartered pursuant to Section 1(a) hereof.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. In order to induce Standard Chartered and SCTSC to enter into this Waiver, the Borrowers and the Guarantors represent and warrant to Standard Chartered and SCTSC (which representations and warranties shall survive the execution and delivery of this Waiver), that on and as of the Effective Date after giving effect to this Waiver and the Term Loan Waiver referred to below, (a) all of the representations and warranties contained in the Letter of Credit Agreement and in the other Credit Documents (except to the extent that such representations and warranties relate expressly to an earlier date) are true and correct and (b) no "Default," "Event of Default" or "Event of Seller Default" under the Letter of Credit Agreement, the Crude Oil Purchase Agreement or the Receivables Purchase Agreement other than those described in Section 1 hereof has occurred and is continuing.

         SECTION 3. CONDITIONS TO EFFECTIVENESS. This Waiver shall be deemed to be effective as of the date hereof (the "Effective Date") only upon (a) the due execution and delivery of this Waiver by the Borrowers, the Guarantors, Standard Chartered, and SCTSC, (b) receipt by Standard Chartered of a waiver fee of $100,000, and (c) the due execution and delivery of a

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waiver to the Lehman Credit Agreement in substantially the form attached hereto as Exhibit A (the "Term Loan Waiver") by the Borrowers, the Guarantors, the Majority Term Lenders and the Term Lender Agent, waiving certain "Events of Default" (under and as defined in the Lehman Credit Agreement).

         SECTION 4. APPLICABLE LAW. THIS WAIVER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

         SECTION 5. EFFECT; RATIFICATION. The waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) except as expressly provided in this Waiver, be a consent to any amendment, waiver or modification of any term or condition of the Letter of Credit Agreement, the Crude Oil Purchase Agreement, the Receivables Purchase Agreement or of any other Credit Document or (ii) prejudice any right or rights that Standard Chartered or SCTSC may now have or may have in the future under or in connection with the Letter of Credit Agreement, the Crude Oil Purchase Agreement, the Receivables Purchase Agreement or any other Credit Document. This Waiver shall be construed in connection with and as part of the Letter of Credit Agreement, the Crude Oil Purchase Agreement and the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Letter of Credit Agreement, the Crude Oil Purchase Agreement, the Receivables Purchase Agreement and each other Credit Document, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

         SECTION 6. COUNTERPARTS. This Waiver may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed signature page.

         SECTION 7. SEVERABILITY. In case any provision in or obligation under this Waiver shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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                  IN WITNESS WHEREOF, each of the undersigned has caused this
Waiver to be executed and delivered as an agreement under seal as of the date first written above.

                                            LINK ENERGY LIMITED PARTNERSHIP

                                            By:  LINK ENERGY GENERAL PARTNER
                                                 LLC, its General Partner

                                                 By: __________________________
                                                      Name:  James R. Allred
                                                      Title: Vice President
                                                             and Treasurer

                                            LINK ENERGY CANADA LIMITED
                                            PARTNERSHIP, as a Borrower

                                            By:  LINK ENERGY GENERAL PARTNER
                                                 LLC, its General Partner

                                            By:_______________________________
                                                      Name:  James R. Allred
                                                      Title: Vice President
                                                             and Treasurer

                                            EOTT ENERGY LIQUIDS, L.P.,
                                            as a Borrower

                                            By:  LINK ENERGY GENERAL PARTNER
                                                 LLC, its General Partner

                                            By:_______________________________
                                                      Name:  James R. Allred
                                                      Title: Vice President
                                                             and Treasurer

                                            LINK ENERGY PIPELINE
                                            LIMITED PARTNERSHIP, as a Borrower

                                            By:  LINK ENERGY GENERAL PARTNER
                                                 LLC, its General Partner

                                            By:_______________________________
                                                      Name:  James R. Allred
                                                      Title: Vice President
                                                             and Treasurer

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                                            LINK ENERGY LLC,
                                            as a Guarantor

                                            By:_______________________________
                                                      Name:  James R. Allred
                                                      Title: Vice President
                                                             and Treasurer

                                            LINK ENERGY GENERAL PARTNER LLC,
                                            as a Guarantor

                                            By:_______________________________
                                                      Name:  James R. Allred
                                                      Title: Vice President
                                                             and Treasurer

                                            STANDARD CHARTERED BANK,
                                            as LC Agent, LC Issuer, an LC
                                            Participant and as Collateral Agent

                                            By:_______________________________
                                                    Name:
                                                    Title:

                                            STANDARD CHARTERED TRADE
                                            SERVICES CORPORATION

                                            By:_______________________________
                                                    Name:
                                                    Title:

                                            By:_______________________________
                                                    Name:
                                                    Title:

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